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                                                                   EXHIBIT 10.2


                            COGNOVIT PROMISSORY NOTE

                                                                 City of Dublin
                                                                  State of Ohio
                                                              December 28, 2000

1. PROMISE TO PAY. For value received, AMEDISYS, INC., a Delaware corporation, (the "Parent") and those subsidiaries of the Parent listed on Schedule 1 attached hereto (the "Affiliates") (the "Parent" and the "Affiliates" shall be referred to hereinafter collectively as the "BORROWER"), jointly and severally promise to pay to NPF CAPITAL, INC., an Ohio corporation (hereinafter the "LENDER"), or order, the principal sum not to exceed ELEVEN MILLION SEVEN HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($11,725,000) together with interest at the rate set forth below on the unpaid interest and principal balance from the date hereof, with such balance due and payable in monthly installments pursuant to the terms and conditions hereof. This Note (the "Note") shall be subject in all respects to the terms of the Loan and Security Agreement dated as of even date herewith (the "Loan Agreement"), whereby the BORROWER has granted to the LENDER a perfected security interest in the BORROWER'S right, title and interest in, to and under that certain Collateral more specifically defined in the Loan Agreement. Capitalized terms not defined herein shall have the meanings as defined in the Loan Agreement.

2. INITIAL LOAN AMOUNT. Subject to Section 12 herein, the LENDER agrees to lend to the BORROWER an amount not to exceed Nine Million and 00/100 Dollars ($9,000,000) (the "Initial Loan Amount"). The LENDER shall pay the Initial Loan Amount directly to HCA, the Healthcare Company fka Columbia HCA Healthcare Corp. ("Columbia") on behalf of the BORROWER to satisfy the BORROWER'S obligation to Columbia under (i) that certain Asset Purchase Agreement dated as of November 2, 1998; (ii) that certain Credit Agreement dated as of November 16, 1998; (iii) that certain Promissory Note dated as of December 1, 1998; and (iv) that certain Loan Modification Agreement dated as of September 30, 1999 (collectively the "Purchase Agreement") by and between Columbia and the BORROWER whereby the BORROWER purchased from Columbia certain assets pursuant to the terms therein.

3. SUPPLEMENTAL LOAN AMOUNT. Subject to Section 12 herein, the LENDER agrees to lend to the BORROWER an amount not to exceed Two Million and 00/100 Dollars ($2,000,000) or such lesser portion thereof as may have been disbursed from time to time by the LENDER to, or for the benefit of the BORROWER, and remaining unpaid pursuant to the books and records of the LENDER or its affiliates, together with interest on the unpaid balance of principal advanced from the date(s) of disbursement until paid in full as set forth below (the "Supplemental Loan Amount"). The Supplemental Loan Amount shall be used by the BORROWER solely for the acquisition of businesses, companies and/or their assets. The initial disbursement of the Supplemental Loan Amount shall be made by the LENDER to the BORROWER only after the LENDER receives (i) satisfactory verification of the value of the Collateral pledged under the Loan Agreement and (ii) the comprehensive business valuation from the BORROWER. Subsequent requests for disbursements related to the Supplemental Loan Amount shall be made by the BORROWER to the LENDER five (5) business days prior to


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the disbursement. In no event shall disbursements be made if an event of default exists under any agreement of any nature whatsoever, whether currently existing or hereafter arising, between the BORROWER and/or any of its affiliates and the LENDER and/or any of its affiliates.

4. TERM. The term of this Note shall be three (3) years for the Initial Loan Amount (the "Initial Loan Amount Term") and three (3) years from the initial disbursement of the Supplemental Loan Amount (the "Supplemental Loan Amount Term"). The Initial Loan Amount Term and the Supplemental Loan Amount Term may be referred to herein collectively as the "Term."


5. INTEREST. The interest rate shall be THIRTEEN AND NINETY-FIVE ONE HUNDREDTHS PERCENT (13.95%) per annum ("Interest"). In the event that (i) the LENDER is in receipt of complete financial statements for the BORROWER for the periods through the first quarter of 2001; (ii) there exits no event of default under any agreement of any nature whatsoever, whether currently existing or hereafter arising, between the BORROWER, and/or any of its affiliates, and the LENDER, and/or any of its affiliates; (iii) the BORROWER has sold its interest in Hammond Surgical Care Center, L.C. dba St. Luke's SurgiCenter; and (iv) the BORROWER has generated consecutive quarterly net profits as reported in its required SEC filings for the fourth quarter of 2000 and the first quarter of 2001, the LENDER will re-evaluate the Interest on this Note on or before May 31, 2001. At that time the LENDER may adjust the Interest to be the Prime Rate ("Prime Rate" shall mean the interest rate identified as Bank One, N.A.'s prime lending rate as published from time to time in The Wall Street Journal) plus three and one half percent (3.5%). Interest on this Note shall be computed on the basis of a 360-day year and actual days elapsed. Interest only payments shall be made with respect to the Initial Loan Amount for six months pursuant to
Section 7 herein. Interest and principal on this Note related to the Initial Loan Amount shall be amortized over a thirty (30) month period, with such thirty month amortization period being the final thirty months of the Initial Loan Amount Term. Interest and principal on the Supplemental Loan Amount shall be amortized over the Supplemental Loan Amount Term.

6. VALUATION OF ASSETS. The BORROWER and the LENDER agree that Valuation Counselors ("Valuation Counselors") will perform an appraisal of the BORROWER'S assets (the "Appraisal"). The Appraisal shall consist of (i) a valuation of the fixed assets (the "Fixed Asset Appraisal") and (ii) a valuation of the enterprise value (the "Enterprise Value Appraisal"). The advance rate by the LENDER to the BORROWER shall be an amount equal to the sum of (i) the product of
(a) 80% multiplied by (b) the Fixed Asset Appraisal plus (ii) the product of (a) 50% multiplied by (b) the Enterprise Value Appraisal (the "Targeted Advance Rate"). In the event that (i) the Appraisal is received after the Initial Loan Amount is made by the LENDER to the BORROWER and (ii) the Targeted Advance Rate is for an amount that is less than the Initial Loan Amount, the BORROWER shall pay an adjusted rate of Interest equal to Sixteen and Ninety-Five One Hundredths Percent (16.95%) (the "Adjusted Rate") on the amount equal to (i) the Initial Loan Amount minus (ii) the Targeted Advance Rate. In the event that the Initial Loan Amount exceeds the Targeted Advance Rate by an amount that is less than or equal to Two Million Dollars ($2,000,000), the Adjusted Rate shall be charged on the entire difference between the Initial Loan Amount and the Targeted Advance Rate. In the event that the Initial Loan Amount exceeds the Targeted Advance Rate by an amount that is greater than Two Million Dollars ($2,000,000), the

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Adjusted Rate shall be charged on that portion of the difference between the
Initial Loan Amount and the Targeted Advance Rate which is equal to Two Million Dollars ($2,000,000).

7. INITIAL LOAN AMOUNT INSTALLMENTS. Interest only payments shall be payable in equal amounts on the last day of each month for the first six months of the Initial Loan Amount Term commencing January 31, 2001 and continuing thereafter until June 30, 2001. Principal and interest payments shall be payable in equal amounts of $386,781.36 for the final thirty months of the Initial Loan Amount Term commencing July 31, 2001 and continuing thereafter until such time as all amounts due hereunder have been paid in full.

8. SUPPLEMENTAL LOAN AMOUNT INSTALLMENTS. Principal and interest payments shall be payable monthly in equal amounts that will be based on the actual amount of outstanding disbursements. Such principal and interest payments shall be made during the Supplemental Loan Amount Term with all amounts due hereunder being paid in full by the last day of the Supplemental Loan Amount Term.

9. PROCEEDS OF SALE. In the event that the Amedisys Surgery Centers, L.C. sells its interest in Hammond Surgical Care Center, L.C. dba St. Luke's SurgiCenter, all net cash proceeds (i.e., the gross cash proceeds less all legal fees, accounting fees, appraisal costs, and the like) shall be paid by the BORROWER to the LENDER to reduce the outstanding principal balance hereunder.

10. PAYMENT. The BORROWER shall pay the LENDER, in lawful money of the United States of America, at 6125 Memorial Drive, Dublin, Ohio 43017, Attention: Lance
K. Poulsen or at such other place as the LENDER may designate in writing.

11. SECURITY FOR PAYMENTS. All credits, deposits, account, securities or moneys of any signer, endorser or guarantor hereof and all other property or rights belonging to or in which the BORROWER, any signer, endorser or guarantor hereof has any interest, now or hereafter pledged or hypothecated to the LENDER or in the possession or control of the LENDER (the Collateral) shall be held by the LENDER as security for the payment of this Note, and of every other liability now or hereafter existing of the BORROWER, absolute or contingent, due or to become due, and in whatsoever manner acquired by or accruing to the LENDER ("Obligations"). The LENDER shall have the right to setoff any such Collateral at any time without prior notice the BORROWER.

12. FEES TO CLOSE. Fees to close in the amount of Seven Hundred Twenty-Five Thousand and 00/100 Dollars ($725,000) in the aggregate (the "Fees) shall be due and owing by the BORROWER to the LENDER on the date hereof. The Fees shall consist of a debt restructuring fee of $600,000 and a commitment fee of $125,000. The BORROWER shall pay the Fees to the LENDER pursuant to Section 7 above.

13. CONDITIONS PRECEDENT. The BORROWER shall provide all items that are outstanding and owed to the LENDER by the BORROWER pursuant to any other agreement between the BORROWER and/or any of its affiliates and the LENDER and/or any of its



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affiliates, including but not limited to, the release of the liens referenced on Schedule 2 attached hereto and the delivery of the legal opinions referenced on Schedule 2 attached hereto in connection with those certain Sale and Subservicing Agreements dated as of December 10, 1998 (collectively the "Sale Agreement") by and between the Seller, NPF VI, Inc., an Ohio corporation, and National Premier Financial Enterprises, Inc., an Ohio corporation. The Seller shall execute amendments to the Sale Agreement whereby the Termination Date thereunder shall be amended to be a date no earlier than the date on which all amounts due hereunder are paid in full.

14. TERMINATION OF SALE AGREEMENT. In the event that any Sale Agreement is terminated, all amounts due hereunder immediately shall become due and payable and shall be paid on the date of such termination of the Sale Agreement unless otherwise agreed to in writing by the LENDER.

15. PURPOSE. The BORROWER acknowledges that this Note evidences a loan made primarily for business or commercial purposes and not primarily for personal, family or household purposes.

16. PREPAYMENT. The BORROWER may prepay the interest and principal balance outstanding in whole or in part at any time and without penalty. Any partial prepayment shall be applied firstly in reduction of interest outstanding, if any, and secondly in reduction of the principal balance of this Note. Any prepayment that is applied to outstanding principal will first be applied toward that portion of the principal carrying the then highest interest rate of all of the outstanding principal balances. At the time of any prepayment, the BORROWER has the option of requesting that the Term of this Note be shortened or that the outstanding balance be re-amortized over the months remaining in the Term so that the monthly payment due by the BORROWER is reduced.

17. LATE CHARGE. The LENDER shall have the right to charge interest on the amount of any payment not paid as provided in the Note at the rate of fifteen percent (15%) or at the same rate as applicable to the principal sum, whichever is higher. This late charge will be assessed on each payment not received within five (5) calendar days of its due date, including all regular installments.

18. ACKNOWLEDGMENT. The BORROWER acknowledges (i) that the BORROWER has entered into the Loan Agreement, whereby the BORROWER has granted to the LENDER a perfected security interest in the BORROWER'S right, title and interest in, to and under that certain Collateral more specifically defined in the Loan Agreement and (ii) that the Parent, Amedisys Specialized Medical Services, Inc., Amedisys Surgery Centers, L.C. and Amedisys Alternate-Site Infusion Therapy Services, Inc. (individually and collectively the "Pledgor") have entered into that certain Pledge Agreement dated as of even date herewith memorializing the pledge of such stock by the Pledgor. The BORROWER further acknowledges that the Loan Agreement and the Pledge Agreement contain the following due on sale provision:

         LENDER, may, at its option, declare immediately due and payable all sums under the Note and may, at its option, enforce its rights under the Pledge Agreement and the Loan


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         Agreement upon the sale or transfer, without the LENDER'S prior written consent, of all or any part of the Collateral or any interest in the Collateral. A "sale or transfer" means the conveyance of any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary, involuntary or by operation of law; whether by outright sale, installment sale contract, assignment, or transfer of any beneficial interest therein, or by any other method of conveyance of property interest. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

19.      DEFAULT.

         (a) The following shall constitute an Event of Default ("Event of Default") hereunder:

                  (i) Failure by the BORROWER in the payment when due of the interest and/or principal hereunder.

                  (ii) Any default in the performance of any Obligation to the LENDER by the BORROWER, any endorser or other guarantor hereunder or under the Loan Agreement, and/or the Pledge Agreement, including, but not necessarily limited to, breach of any covenant, Obligation, agreement, representation or warranty contained herein, in the Loan Agreement and/or Pledge Agreement.

                  (iii) Any default by the BORROWER to perform or observe any Obligation, covenant, agreement, representation or warranty contained herein that is not cured within ten (10) days following receipt of written notice thereof.

                  (iv) Dissolution or insolvency of, appointment of a receiver of any of the property of, assignment for the benefit of creditors by, commencement of any proceedings under any bankruptcy or insolvency, including but not limited to the filing of a Chapter 7 or Chapter 11 petition under the Bankruptcy Code laws, by or against the BORROWER, any endorser or other guarantor thereof or attachment, garnishment or creation of a lien against or security interest in any of the Collateral pledged by the BORROWER under the Loan Agreementor in any of the Collateral pledged by the BORROWER under the Pledge Agreement, except as in existence as of the date of this Note.

                  (v) The material default of the BORROWER and/or any of its affiliates under any agreements and/or instruments with the LENDER and/or any of its affiliates.

                  (vi) The failure of the BORROWER to furnish satisfactory Collateral or additional Collateral, as the case may be, as the LENDER, in its sole discretion, may require.


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                  (vii) The failure of the BORROWER to pay when due any premium on any policy of life or other insurance pledged hereunder, or held in connection with any Collateral.

                  (viii) The LENDER deeming itself insecure as a result of an impairment of the BORROWER'S ability to be reimbursed for home health care services provided or to deliver home health care services such that the LENDER in good faith believes that the prospect of payment or performance within terms deemed acceptable to the LENDER is impaired.

                  (ix) The failure of the BORROWER to either furnish the LENDER within thirty (30) days after written request by the LENDER, current financial statements, including income tax returns, in form satisfactory to the LENDER or to permit inspection of any of the BORROWER'S books or records.

                  (x) Any representation, warranty, statement, report, or application made, or furnished, by the BORROWER proving to have been false, erroneous or misleading, in any material respect at the time of the making thereof.

                  (xi) The issuance of any tax levy or lien against the BORROWER or the BORROWER'S failure to pay, withhold, collect, or remit any tax when assessed or due.

                  (xii) The sale or transfer of Collateral out of the BORROWER'S ordinary course of business without the LENDER'S prior written consent.

                  (xiii) A bulk sale of the BORROWER'S assets.

                  (xiv) The suspension or liquidation of the BORROWER'S business.

                  (xv) The existence of a consolidated net loss for any quarter, other than the quarter ending December 31, 2000, during the Initial Loan Amount Term and/or the Supplemental Loan Amount Term.

                  (xvi) Failure by the BORROWER to fulfill all conditions precedent referenced in Section 12 above on or before January 31, 2001; provided that, the LENDER loans the Initial Loan Amount to the BORROWER prior to the delivery and/or completion of the conditions precedent referenced in Section 12 above.


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         (b)      In the event of a default hereunder, any unpaid balance shall bear interest at the rate of FIFTEEN PERCENT (15%) or at the same rate as applicable to the principal sum, whichever is higher, per annum from the time of default, transfer or expiration, until this Note has been paid in full.

         (c) In the event of a default hereunder or under any other agreement between the BORROWER and/or any of its affiliates and the LENDER and/or any of its affiliates, the BORROWER shall be prohibited from acquiring all or part of the assets or stock of another entity.

20.      REMEDIES. The LENDER shall have the following remedies:

         (a) Upon the occurrence of an Event of Default hereunder and at the option of the LENDER and without notice, the entire unpaid balance shall become immediately due and payable and the LENDER may exercise such additional remedies as are set forth in the Loan Agreement.

         (b) When any Obligation becomes due, whether by acceleration or otherwise, and at any time thereafter, the LENDER shall have all of the remedies provided in the security documents including the remedies or a secured party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the LENDER will give the BORROWER reasonable notice of the time and place of any public sale therefor or of the time after which any private sale or other intended disposition is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the last known address of the BORROWER at least ten (10) days before the time of the sale or disposition.

         (c) When any Obligation becomes due, whether by acceleration or otherwise, and at any time thereafter, the LENDER is empowered to collect, sell, assign, transfer, set over and deliver the whole or any part of any Collateral through any stock exchange, broker or agent or at any public or private sale, either for cash or credit or for future delivery, without assumption of credit risk, and at any such sale the LENDER may become the purchaser of any part of the Collateral discharged from right of redemption. Upon any such sale, after deducting all costs and expenses of every kind related to retaking, storing and selling the Collateral, the residue of the proceeds thereof may be applied as the LENDER may determine toward the payment of any or all of the storing and selling the Collateral, the residue of the proceeds thereof may be applied as the LENDER may determine toward the payment of any or all of the Obligations, whether due or not, returning the overage, if any, to the BORROWER and the BORROWER shall be and remain liable to the LENDER for every and any deficiency after application of such proceeds.

         (d) Right is expressly granted to the LENDER at its option to transfer at any time to itself or to its nominee any securities pledged hereunder, to receive and retain the income thereon, all splits, substitutions and divisions, and hold the same as security herefore, or


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         apply it on the principal or interest which has become due on any
         Obligation, whether by acceleration or otherwise, and, in the case of voting shares or interests pledged to vote the same when the LENDER deems the exercise of such power necessary to maintain or protect such Collateral.

         (e) When any such Obligation becomes due, whether by acceleration or otherwise, and at an time thereafter, the LENDER may, at its option, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral. The LENDER shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, inasmuch as the BORROWER agrees to assume such responsibility. The LENDER shall have no duty with respect to collection or protection of the Collateral or of any income on the Collateral as to the preservation of any rights pertaining to the Collateral beyond safe custody.

         (f) When any Obligation becomes due, by acceleration or otherwise, the LENDER shall have the right, without notice to the BORROWER, any party claiming under the BORROWER, or any other party, such notice being hereby expressly waived, and without regard to the adequacy of value of the Collateral or the solvency or insolvency of the BORROWER to the appointment of a receiver by a court of competent jurisdiction chosen solely by the LENDER, upon application at any time, whether prior to or after a judgment has been obtained against the BORROWER, to take possession of the assets and/or business of the BORROWER together with its books and records, to maintain or to liquidate said assets and/or business, to collect the proceeds of the Collateral and apply the net proceeds to any Obligation. The BORROWER consents to jurisdiction and venue for the appointment of such receiver by such court and agrees that any receiver so appointed may take possession of the assets and/or business of the BORROWER, together with the Collateral in any other jurisdiction in which the Collateral may be located.

21. WAIVER; DELAYS OR OMISSIONS. The BORROWER waives presentment, notice, protest, right to assert any statute of limitations and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note; and assents to any extension or postponement of the time of payment, modification or waiver of any payment amount or any other indulgence, and/or to the addition or release of any other party or person liable hereon or of any Collateral herefor. No delay or omission on the part of the LENDER in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and or remedy on any future occasion. The BORROWER agrees that the LENDER may take possession of any Collateral without prior judicial hearing or process, hereby expressly waives any right to such judicial hearing process, and hereby assents to any substitution, exchange or release of Collateral.

22. AUTHORIZATION. The BORROWER authorizes the LENDER to exchange the LENDER'S deposit, credit and borrowing information about the BORROWER with third parties.


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23. NOTICES. All notices, requests, demands and other communications to the
BORROWER under this Note shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the BORROWER (including without limitation service by overnight courier service), or on the third day after mailing if mailed to the BORROWER, by first class mail, registered or certified, postage prepaid, at the address set forth below, or on the date of service if delivered by facsimile to the facsimile number set forth below which facsimile is confirmed within three days by deposit of a copy of such notice in first class mail, registered or certified, postage prepaid at the address set forth below. The BORROWER may change its address for purposes of this paragraph by giving the LENDER written notice of the new address in the manner set forth above.

24. BINDING EFFECT; ASSIGNABILITY. This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The BORROWER may not assign any of its rights and Obligations hereunder or any interest herein without the prior written consent of the LENDER. The LENDER may, at any time, without the consent of the BORROWER, assign any of its rights and Obligations hereunder or interests herein to any affiliate of the LENDER.

25. SEVERABILITY. Each section, part, term and/or provision of this Note shall be considered severable, and if for any reason any section, part, term and/or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation, such shall not impair the operation of or affect the remaining portions, sections, parts, terms and/or provisions of this Note, and the latter will continue to be given full force and effect and bind the parties hereto; and said invalid sections, parts, terms, and/or provisions shall be deemed not part of this Note.

26. CAPTIONS. Any captions and headings herein are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

27. WARRANT OF ATTORNEY. BORROWER jointly and severally authorizes any attorney at law to appear in an action on this Note at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in or of the state of Ohio, or of elsewhere, and to waive the issuing and service of process against any or all of said parties, enter an appearance and to confess judgment in favor of the LENDER against any or all of said parties for the amount that may be due, together with costs of suit, and to release all errors and waive all rights of appeal and stay of execution from the judgment rendered. After the judgment is entered against one or more of said parties, the powers herein conferred may be exercised as to one or more of the others.

28. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OHIO. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO, AND WAIVES PERSONAL SERVICE OF ANY AND


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ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY
CERTIFIED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE BORROWER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. THE BORROWER HEREBY AGREES THAT THE EXCLUSIVE AND APPROPRIATE FORUMS FOR ANY DISPUTE HEREUNDER ARE THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO AND AGREES NOT TO INSTITUTE ANY ACTION IN ANY OTHER FORUM. THE BORROWER HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS NOTE. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

29. CONFESS JUDGMENT. After the Obligation evidenced hereby, or any part thereof, becomes due and is unpaid, to the extent and as permitted by applicable law, the BORROWER authorizes and empowers the Clerk of Court or any attorney at law to appear and enter a judgment by confession or in an amicable action in any court of competent jurisdiction under this provision in favor of the LENDER or its assignee, with or without averment or declaration filed, for possession of the Collateral and/or for such sum or sums as may be payable by reasons of the terms of this Note, including any sums as may be past due at the time of repossession or acceleration, and such additional sums as may be incurred by reasons of the repossession of said Collateral, or become due by reason of acceleration upon default in payment by the BORROWER, together with any and all costs of suit, collection and reasonable attorney's fees in any court of record in any county in the state of Ohio, or elsewhere, where the BORROWER resides, signed this Note or can be found, and waive the issuance of service of process and confess judgment against the undersigned in favor of the holder of this Note for the amount then appearing due together with the costs of suit, and thereupon to release all errors and waive all right of appeal and stay of execution. The authority to confess judgment either for possession of the Collateral or any money due hereunder shall not be exhausted by one exercise, but judgments may be confessed from time to time, as often as may be necessary.

This Note was executed in Franklin County, Ohio.

             [INTENTIONALLY LEFT BLANK. SIGNATURE PAGES TO FOLLOW.]

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13 O.R.C.)

BORROWER:
AMEDISYS, INC.


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:   SVP

AMEDISYS ALTERNATE-SITE INFUSION
THERAPY SERVICES, INC.


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:   SVP

AMEDISYS HOME HEALTH, INC. OF ALABAMA


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:   SVP

AMEDISYS HOME HEALTH, INC. OF GEORGIA


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:   SVP

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13 O.R.C.)


AMEDISYS HOME HEALTH, INC. OF LOUISIANA


By: /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

AMEDISYS HOME HEALTH, INC. OF NORTH CAROLINA


By: /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

AMEDISYS HOME HEALTH, INC. OF OKLAHOMA


By: /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

AMEDISYS HOME HEALTH, INC. OF TENNESSEE


By: /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13 O.R.C.)



AMEDISYS SPECIALIZED MEDICAL SERVICES, INC.


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

HOME HEALTH OF ALEXANDRIA, INC.


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

INFUSIONCARE SOLUTIONS, INC.


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

PRN, INC.


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13 O.R.C.)


QUALITY HOME HEALTH CARE, INC.


By: /s/ JOHN M. JOFFRION
   ------------------------------------
Name:    John M. Joffrion
Title:   Senior Vice President, Finance

AMEDISYS SURGERY CENTER, L.C.


By: /s/ JOHN M. JOFFRION
   ------------------------------------
Name:    John M. Joffrion
Title:   Senior Vice President, Finance

AMEDISYS HOME HEALTH, INC. OF VIRGINIA


By: /s/ JOHN M. JOFFRION
   ------------------------------------
Name:    John M. Joffrion
Title:   Senior Vice President, Finance

AMEDISYS NORTHWEST HOME HEALTH, INC.


By: /s/ JOHN M. JOFFRION
   ------------------------------------
Name:    John M. Joffrion
Title:   Senior Vice President, Finance

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13 O.R.C.)


AMEDISYS HOME HEALTH, INC. OF FLORIDA


By:  /s/ JOHN M. JOFFRION
   --------------------------------
Name:    John M. Joffrion
Title:

                                                                     SCHEDULE 1

                                   AFFILIATES

                                                                         STATE OF        MAY BE REFERRED
                   NAME OF AFFILIATES                                  INCORPORATION       TO HEREIN AS
--- --------------------------------------------------------------- ------------------ ------------------
1.  Amedisys Home Health, Inc. of Alabama                                 Alabama          "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
2.  Amedisys Home Health, Inc. of Georgia                                 Georgia          "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
3.  Amedisys Home Health, Inc. of Louisiana                              Louisiana         "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
4.  Amedisys Home Health, Inc. of North Carolina                      North Carolina       "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
5.  Amedisys Home Health, Inc. of Oklahoma                               Oklahoma          "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
6.  Amedisys Home Health, Inc. of Tennessee                              Tennessee         "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
7.  Amedisys Specialized Medical Services, Inc.                          Louisiana         "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
8.  Home Health of Alexandria, Inc. dba Cornerstone Home Health          Louisiana         "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
9.  Quality Home Health Care, Inc.                                       Oklahoma          "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
10. Amedisys Northwest Home Health, Inc.                                  Georgia          "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
11. Amedisys Home Health, Inc. of Virginia                               Virginia          "Seller"
--- --------------------------------------------------------------- ------------------ ------------------
12. Amedisys Home Health, Inc. of Florida                                 Florida        "Non-Seller"
--- --------------------------------------------------------------- ------------------ ------------------
13. Amedisys Alternate-Site Infusion Therapy Services, Inc.              Louisiana       "Non-Seller"
--- --------------------------------------------------------------- ------------------ ------------------
14. InfusionCare Solutions, Inc. dba Precision Health                    Louisiana       "Non-Seller"
--- --------------------------------------------------------------- ------------------ ------------------
15. PRN, Inc. dba Amedisys Alternate-Site Infusion Therapy Services        Texas         "Non-Seller"
--- --------------------------------------------------------------- ------------------ ------------------
16. Amedisys Surgery Centers, L.C.                                         Texas         "Non-Seller"
--- --------------------------------------------------------------- ------------------ ------------------

                                                                      SCHEDULE 2


             OUTSTANDING ITEMS IN CONNECTION WITH THE SALE AGREEMENT

1. Executed original UCC-3 Termination Statements, UCC-3 Partial Releases and/or releases of the following liens:

         o Financing Statement Number 17-1151051 dated 6/9/98 Filed in East Baton Rouge Parish, LA
                  Debtor Name and Address:
                  Amedisys Alternate-Site Infusion Therapy Services, Inc. 3029 S. Sherwood Forest Blvd.
                  Baton Rouge, LA  70816
                  Secured Party Name and Address:
                  Union Planters Bank, National Association
                  P. O. Box 2710
                  8440 Jefferson Hwy.
                  Baton Rouge, LA  70821

         o Case Number DOI FI FA No. 9860119 filed 7/2/98 with the Georgia Secretary of State in the amount of $3,773.33 Debtor Name: Coosa Valley Home Health Care Columbia Homecare Coosa
                  %U C Consultants
                  233 Oceola Avenue
                  Nashville, TN 37209
                  Secured Party: Department of Labor State of Georgia Unemployment Contribution EI FA

         o Orig 998 Bundle 10796 filed 6/9/97 in the amount of $4,735.75 filed with the LA Dept. of State
                  Debtor Name:
                  Amedisys Home Health, Inc.
                  Secured Party Name:
                  State of LA Department of Labor Office of Employment Security

2.       Legal opinion of Seller's counsel:

         o Louisiana legal opinion for each Seller regarding the chief executive office location of each Seller;

         o Georgia legal opinion for Amedisys Home Health, Inc. of Georgia;

         o Oklahoma legal opinion for Amedisys Home Health, Inc. of Oklahoma and Quality Home Health Care, Inc.; and

         o Tennessee legal opinion for Amedisys Home Health, Inc. of Tennessee.